March 27, 2014

DREYFUS INVESTMENT FUNDS
Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Supplement to Statement of Additional Information dated
May 1, 2013, as revised or amended June 14, 2013, July 1, 2013, September 23, 2013, October 1, 2013, November 1, 2013, January 1, 2014, January 24, 2014, January 31, 2014, February 21, 2014, March 1, 2014 and March 24, 2014

Shareholders of record at the close of business on December 6, 2013 will be asked to vote on certain changes to the funds' Fundamental Policies at a special meeting of shareholders to be held on or about April 15, 2014.  The proposed changes to the fund's Fundamental Policies described below will not be implemented without shareholder approval at the special meeting of shareholders.  If approved, the proposed changes will take effect on or about May 1, 2014 (the "Effective Date").

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As of the Effective Date and subject to shareholder approvals, as applicable, the following supersedes and replaces any contrary information in the section of the SAI entitled "Investments, Investment Techniques and Risks":

Fund	Foreign Currency Transactions16	Commodities	Short-Selling17	Lending Portfolio Securities	Borrowing Money18
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓		✓	✓	✓

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The fund's board has approved, subject to shareholder approval as described above, changes to the fund's Fundamental Policies under the headings listed below in "Investment Restrictions—Fundamental Policies":

Current Fundamental Policy	Proposed Fundamental Policy or Change
The fund may not…	The fund may not…
1. Borrowing; Senior Securities

Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act.
2. Commodities

Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

Purchase or sell physical commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

3. Issuer Diversification

With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
(Remove Fundamental Policy)
5. Loans

Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33-1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Lend any securities or make loans to others, except to the extent permitted under the Investment Company Act of 1940, as amended.  For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

6. Margin
Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).	(Remove Fundamental Policy)
7. Real Estate
Purchase real estate or real estate mortgage loans.
Purchase or sell real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

9. Other
Purchase additional securities if the fund's borrowings exceed 5% of its net assets.	(Remove Fundamental Policy)